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                                    EXHIBIT 1

                                    AGREEMENT

                  In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, each of the undersigned hereby agrees that Cheung Kong (Holdings) Limited shall file on behalf of each of them this Schedule 13D relating to the Common Stock, $0.001 par value, of Critical Path, Inc., to which this Agreement is an Exhibit and such statements and amendments thereto as may be required to be filed with the United States Securities and Exchange Commission.

Dated:  December 1, 2003

                                     FOR AND ON BEHALF OF
                                     CHEUNG KONG (HOLDINGS) LIMITED


                                     By: /s/ Ip Tak Chuen, Edmond
                                        ----------------------------------------
                                         Name:  Ip Tak Chuen, Edmond
                                         Title: Director

                                     FOR AND ON BEHALF OF
                                     CAMPINA ENTERPRISES LIMITED


                                     By: /s/ Ip Tak Chuen, Edmond
                                        ----------------------------------------
                                        Name:  Ip Tak Chuen, Edmond
                                        Title: Director


                                     FOR AND ON BEHALF OF
                                     HUTCHISON WHAMPOA LIMITED


                                     By: /s/ Chow Woo Mo Fong, Susan
                                        ----------------------------------------
                                        Name:  Chow Woo Mo Fong, Susan
                                        Title: Director


                                     FOR AND ON BEHALF OF
                                     CENWELL LIMITED


                                     By: /s/ Chow Woo Mo Fong, Susan
                                        ----------------------------------------
                                        Name:  Chow Woo Mo Fong, Susan
                                        Title: Director

                                 Exhibit 1 - 1
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                                     FOR AND ON BEHALF OF
                                     CK LIFE SCIENCES INT'L., (HOLDINGS) INC.


                                     By: /s/ Ip Tak Chuen, Edmond
                                        ----------------------------------------
                                        Name:  Ip Tak Chuen, Edmond
                                        Title: Director


                                     FOR AND ON BEHALF OF
                                     GREAT AFFLUENT LIMITED


                                     By: /s/ Ip Tak Chuen, Edmond
                                        ----------------------------------------
                                        Name:  Ip Tak Chuen, Edmond
                                        Title: Director


                                 Exhibit 1 - 2